Contingent Liabilities - Additional Information (Details)		12 Months Ended
	Jun. 30, 2022 USD ($)	Jun. 30, 2022 AUD ($)	Jun. 30, 2022 USD ($)	Jun. 30, 2021 AUD ($)
Disclosure of contingent liabilities [abstract]
Restricted term deposit		$ 119,000		$ 554,640
Rent guarantee		$ 119,000		$ 554,640
Consultancy agreement paid per month	$ 43,750
Reimbursement of health care benefits per year			$ 22,000
Possibility of reimbursement contingent liabilities description		The Group has a consultancy agreement with Dr Errol De Souza who is paid US$43,750 per month (plus reimbursement of health care benefits of up to US$22,000 per year), plus a short-term incentive/bonus potential of 60% of fixed remuneration as assessed by the independent non-Executive directors against agreed financial, strategic and operational targets, for performance exceeding such applicable performance criteria the annual bonus may be increased up to 100% of Base Salary.